Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

Ionic Inflation Protection ETF (CPII)

listed on NYSE Arca, Inc.

November 25, 2024

Supplement to the

Summary Prospectus, Prospectus, and Statement of Additional Information,

each dated August 28, 2024

At a meeting held on November 21, 2024, the Board of Trustees (the “Board”) of Tidal ETF Trust (the “Trust”) unanimously approved an Agreement and Plan of Reorganization and Termination (the “Plan of Reorganization”) providing for the reorganization of the Ionic Inflation Protection ETF (the “Fund”), a series of the Trust, into the American Beacon Ionic Inflation Protection ETF (the “Acquiring Fund”), a series of American Beacon Select Funds. The Plan of Reorganization provides for: (a) the transfer of all of the Fund’s assets and liabilities in exchange for shares of the Acquiring Fund, and (b) the distribution of the Acquiring Fund shares to shareholders of the Fund in connection with the liquidation and termination of the Fund (the “Reorganization”).

The Acquiring Fund is an open-end registered investment company established for the purpose of acquiring the assets of the Fund. Tidal Investments LLC and Ionic Capital Management LLC (“Ionic”) have served as the investment adviser and investment sub-adviser, respectively, to the Fund since it commenced operations on June 28, 2022. Following the Reorganization, Ionic will continue serving as the investment sub-adviser to the Acquiring Fund, with responsibility for determining the securities purchased and sold by the Acquiring Fund. American Beacon Advisors, Inc. will serve as investment adviser to the Acquiring Fund. If the Plan of Reorganization is approved by shareholders of the Fund, the Acquiring Fund will be managed in accordance with the same investment objectives and substantially similar principal investment strategies as the Fund.

In late January or early February of 2025, a Combined Information Statement and Prospectus that contains more information about the Reorganization and the Acquiring Fund will be mailed to Fund shareholders of record as of a to be determined record date. If the Plan of Reorganization is approved, shareholders of the Fund will receive shares of the Acquiring Fund having the same aggregate net asset value as the shares of the Fund they held on the date of the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for federal tax purposes. If approved, the Reorganization is expected to occur on or after March 7, 2025.

The Plan of Reorganization is subject to the approval of the Fund’s shareholders. Currently, it is expected that a group of the Fund’s shareholders who hold the majority of shares outstanding will approve the Plan of Reorganization by written consent. As a result, the Fund does not expect to solicit the Fund’s shareholders for, or hold a special meeting of shareholders related to, the approval of the Plan of Reorganization. If the consent of shareholders of a majority of the Fund’s shares outstanding is not obtained as expected, the Board will consider other appropriate actions, including holding a special meeting of shareholders. Any such decision will be communicated to Fund shareholders.

Fund shareholders may purchase and redeem shares of the Fund in the ordinary course until the last business day before the closing of the Reorganization (e.g., March 6, 2025). Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the Acquiring Fund.

Shareholders can call (866) 214-2234 for additional information.

Please retain this Supplement for future reference.